Exhibit 99.14

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference and inclusion in this Registration Statement No. 333-143505 on Form N-14, to be filed on or about October 20, 2009, of Morgan Stanley Series Funds (the “Registration Statement”) of our reports dated September 29, 2009, relating to the financial statements and financial highlights of Morgan Stanley Commodities Alpha Fund, one of the portfolios comprising Morgan Stanley Series Funds, and Morgan Stanley Commodities Alpha Fund (Cayman), Ltd. for the year ended July 31, 2009, appearing in the Annual Report on Form N-CSR of Morgan Stanley Commodities Alpha Fund.

We also consent to the references to us under the headings “Financial Statements and Experts” in the Proxy Statement and Prospectus, “Representations and Warranties” (paragraph 5.1(g)) in the Agreement and Plan of Reorganization included in Exhibit A of the Proxy Statement and Prospectus, and “Financial Highlights” of the Prospectus of Morgan Stanley Commodities Alpha Fund included in Exhibit B of the Proxy Statement and Prospectus, all of which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York

October 20, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement No. 333-143505 on Form N-14, to be filed on or about October 20, 2009, of Morgan Stanley Series Funds (the “Registration Statement”) of our report dated April 23, 2009, relating to the financial statements and financial highlights of Morgan Stanley Natural Resource Development Securities Inc. for the year ended February 28, 2009, appearing in the Annual Report on Form N-CSR of Morgan Stanley Natural Resource Development Securities Inc.

We also consent to the references to us under the headings “Financial Statements and Experts” in the Proxy Statement and Prospectus and “Representations and Warranties” (paragraph 5.2(g)) in the Agreement and Plan of Reorganization included in Exhibit A of the Proxy Statement and Prospectus, both of which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York

October 20, 2009